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                                                                      EXHIBIT 10

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

       AGREEMENT dated as of June 29, 1998 among MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "ASSIGNOR") and REVOLVING COMMITMENT VEHICLE CORPORATION (the "ASSIGNEE").

       WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the Credit Agreement dated as of June 28, 1996 among Aetna Services, Inc. (formerly Aetna Life and Casualty Company) (the "BORROWER"), Aetna Inc., the Assignor and the other Banks party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT") (as amended from time to time, the "CREDIT AGREEMENT");

       WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $114,000,000;

       WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $0 are outstanding at the date hereof; and

       WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $114,000,000 (the "ASSIGNED AMOUNT"), together with a corresponding portion of each of its outstanding Committed Loans, and the Assignee proposes to accept such assignment and assume the corresponding obligations of the Assignor under the Credit Agreement;

       NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

       SECTION 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

       SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount and a corresponding portion of each of its outstanding Committed Loans, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement


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with a Commitment in an amount equal to the Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of its outstanding Committed loans and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by the Assigned Amount, and the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

       SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. Facility fees and commitment fees accrued before the date hereof are for the account of the Assignor and such fees accruing on and after the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and promptly pay the same to such other party.

       SECTION 4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 10.05(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent, and shall evidence as well the consent of the Borrower and the Agent to any future assignments of all or any portion of the Assigned Amount and the rights and obligations of the Assignee in respect thereof to the Assignor (for the avoidance of doubt, the Assignor referred to means Morgan Guaranty Trust Company of New York as defined above), including, without limitation, any such assignment to the Assignor as collateral agent on behalf of creditors of the Assignee. The Assignee shall promptly notify the Borrower and the Agent of any such future assignment.

       SECTION 5. Note. Pursuant to Section 10.05(c) of the Credit Agreement, the Borrower has agreed to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

       SECTION 6. No Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the validity and enforceability of the Borrower's obligations under the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

       SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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       SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                      MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK, as Assignor

                                      By:       /s/ Maria H. Dell'Aquila
                                                --------------------------------
                                      Title:    Vice President


                                      REVOLVING COMMITMENT VEHICLE
                                      CORPORATION, as Assignee

                                      By:      Morgan Guaranty Trust Company of
                                               New York, as Attorney-in-fact for
                                               Revolving Commitment Vehicle
                                               Corporation

                                      By:   /s/ James Dwyer
                                                --------------------------------
                                      Title:    Vice President


                                      AETNA SERVICES, INC. (formerly Aetna
                                      Life and Casualty Company)

                                      By:       /s/ Alfred P. Quirk, Jr.
                                                --------------------------------
                                      Title:    Vice President


                                      MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK, as Agent

                                      By:      /s/ Glenda L. Winter-Irving
                                                --------------------------------
                                      Title:    Vice President


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